TRANSAMERICA FUNDS
Supplement dated July 16, 2008 to the Class I Shares Prospectus dated June 10, 2008
Transamerica MFS International Equity
The following information replaces the third paragraph under the section entitled “Pricing of Shares — When Share Price Is Determined” in “Section B — Shareholder Information” on page 6 of the Prospectus:
Purchase orders for shares of the Transamerica asset allocation funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the asset allocation funds are received and accepted. For purchases of shares of the Transamerica asset allocation funds through the NSCC, orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation funds. For investments in separate accounts of insurance companies that invest in Class I shares of the funds, orders for Class I shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.
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Investors Should Retain this Supplement for Future Reference